UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 26, 2022

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway Suite 560 Hauppauge, New York
11788
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the "Company") held its annual meeting of shareholders on May 26, 2022 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 39,459,909 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 33,688,272 shares of common stock were represented, therefore, a quorum was present.  Three proposals were presented and voted on.  The proposals are described in detail in the Company’s definitive proxy statement filed on April 15, 2022 with the Securities and Exchange Commission.  Set forth below are the final results for all proposals.

1. The following nominees received the requisite plurality of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2023 and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Rosemarie Chen	27,692,274	1,188,302	4,807,696
Michael P. Devine	25,894,907	2,985,669	4,807,696
Marcia Z. Hefter	27,527,669	1,352,907	4,807,696
Matthew Lindenbaum	27,512,543	1,368,033	4,807,696
Kenneth J. Mahon	27,676,803	1,203,773	4,807,696
Albert E. McCoy, Jr.	27,633,937	1,246,639	4,807,696
Raymond A. Nielsen	28,093,579	786,997	4,807,696
Kevin M. O’Connor	27,772,073	1,108,503	4,807,696
Vincent F. Palagiano	27,804,096	1,076,480	4,807,696
Joseph J. Perry	27,696,084	1,184,492	4,807,696
Kevin Stein	22,513,037	6,367,539	4,807,696
Dennis A. Suskind	24,201,391	4,679,185	4,807,696

2.  The ratification of the appointment of Crowe LLP to act as the independent registered public accounting firm for the Company for the year ending December 31, 2022 was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
33,157,001	468,610	62,661	-0-

 3.  The approval of a non-binding advisory vote of the following resolution regarding the compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders, did not receive the requisite majority of the votes cast by shareholders, as indicated below:

RESOLVED, that the compensation paid to Dime’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
13,415,547	15,396,719	68,310	4,807,696

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

DATE: May 27, 2022	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck, Executive Vice President & General Counsel